UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 25, 2007
INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Additional Information about the Proposed Transaction and Where to Find It:
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press release dated July 25, 2007

Item 8.01 Other Events.
     On July 25, 2007, Inverness Medical Innovations, Inc. issued a press release announcing that the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to Inverness’ proposed acquisition of Cholestech has expired without a request for additional information. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 25, 2007, entitled “Inverness Medical Innovations and Cholestech Corporation announce expiration of Hart-Scott-Rodino waiting period.”
Additional Information about the Proposed Transaction and Where to Find It:
Inverness has filed with the SEC a registration statement on Form S-4 in connection with the proposed transaction, which includes Cholestech’s preliminary proxy statement and Inverness’ preliminary prospectus for the proposed transaction. The registration statement has not yet been declared effective, and a definitive proxy statement/prospectus is not yet available. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT INVERNESS, CHOLESTECH, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Inverness and Cholestech can be obtained through the web site maintained by the SEC at www.sec.gov. In addition, free copies of the registration statement and the proxy statement/prospectus will be available from Inverness by contacting Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com or from Cholestech by contacting Jack Glenn at (510) 781-5065 or jglenn@cholestech.com.
Inverness and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cholestech in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Inverness’ proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on or about April 9, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov and from Inverness by contacting Inverness at Shareholder Relations at (781) 647-3900 or jon.russell@invmed.com.
Cholestech and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the shareholders of Cholestech in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the definitive proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Cholestech’s amended Annual Report on Form 10-K/A for the fiscal year ended March 31, 2007, which was filed with the SEC on or about July 19, 2007. This document is available free of charge at the SEC’s web site at www.sec.gov and from Cholestech by contacting Jack Glenn at (510) 781-5065 or jglenn@cholestech.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel -- Corporate & Finance

Date: July 25, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 25, 2007, entitled “Inverness Medical Innovations and Cholestech Corporation announce expiration of Hart-Scott-Rodino waiting period.”